Financial instruments	12 Months Ended
Dec. 31, 2019
Disclosure of fair value measurement [Abstract]
Financial instruments
Financial instruments

The Company’s financial assets and liabilities consist of cash and cash equivalents, accounts receivable, loan receivable, long-term investments, accounts payable and accrued liabilities, fuel derivative contracts, interest rate swaps, and long-term debt.

Fair values

The Company’s financial assets and liabilities are classified based on the lowest level of input significant to the fair value measurement based on the fair value hierarchy:

Level 1 – quoted prices in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data.

As at December 31, 2019, the Company’s financial assets and liabilities measured at fair value are categorized as follows:

	As at December 31, 2019			As at December 31, 2018
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
	$	$	$	$	$	$

Long-term investments (Note 9)	2,816	—	—	4,155	—	—
Long-term debt (Note 12)	—	261,851	—	—	479,535	—
Fuel derivative contracts (Note 17)	—	(1,292)	—	—	(1,837)	—
Interest rate swaps (Note 17)	—	(1,504)	—	—	740	—

The fair value of the Company’s long-term investments were determined using market quotes from an active market for each investment.

The fair value of the Company's long-term debt, fuel derivative contracts and interest rate swaps were determined using prevailing market rates for instruments with similar characteristics.

The fair value of the Company's other financial instruments approximate their carrying value due to their short-term nature.

Capital risk management

The Company’s objectives when managing its capital is to ensure it will be able to continue as a going concern while maximizing the return to shareholders. The selling price of gold and minimizing production costs and capital expenditures are key factors in helping the Company reach its capital risk management objectives. The capital structure of the Company includes shareholders’ equity and debt.

Credit risk

As at December 31, 2019, the Company’s maximum exposure to credit risk was the book value of cash and cash equivalents, accounts receivable, value added and other taxes receivable, loans receivable and the carrying value of its derivative portfolio. The Company limits its credit exposure on cash and cash equivalents by holding its deposits mainly with high credit quality financial institutions as determined by credit agencies.

Liquidity risk

The Company manages its liquidity risk through its budgeting and forecasting process. Budgets are prepared annually and forecasts are prepared and reviewed on a regular basis, to help determine the funding requirements to support the Company’s current operations and expansion and development plans and by managing its capital structure as described above.

As at December 31, 2019, the Company had cash and cash equivalents of $141 million. Cash provided by operating activities totalled $492 million for the year ended December 31, 2019. As at December 31, 2019, the Company had a $600 million revolving credit facility of which $200 million had been utilized leaving an undrawn balance of $400 million.

As at December 31, 2019, the Company had drawn down the full amount under its equipment loan facilities at Fekola, Masbate and Otjikoto.

As at December 31, 2019, the Company’s significant commitments are disclosed in the table below. In addition, significant commitments are disclosed in Note 12 for debt repayments and Note 24 for capital expenditure commitments.

	2020	2021	2022	2023	2024	Total
	$	$	$	$	$	$

Accounts payable and accrued liabilities	83,370	—	—	—	—	83,370
Derivative liabilities	1,909	888	—	—	—	2,797
Revolving credit facility:
Principal	—	—	—	200,000	—	200,000
Interest & commitment fees (estimated)	9,979	9,979	9,979	3,843	—	33,780
Fekola equipment loan facility:
Principal	16,038	16,038	9,695	2,082	113	43,966
Interest (estimated)	1,967	1,132	379	55	2	3,535
Masbate equipment loan facility:
Principal	3,558	3,558	3,120	788	106	11,130
Interest (estimated)	623	403	170	27	2	1,225
Otjikoto equipment loan facility:
Principal	3,453	1,958	622	—	—	6,033
Interest (estimated)	261	261	11	—	—	533
Lease liabilities
Principal	2,981	2,732	2,191	1,520	908	10,332
Interest (estimated)	44	28	12	—	—	84
	124,183	36,977	26,179	208,315	1,131	396,785

Capital expenditure commitments	81,865	—	—	—	—	81,865
Employee future benefits	179	179	179	179	179	895
Other liabilities	355	355	27	—	—	737
	206,582	37,511	26,385	208,494	1,310	480,282

Market risk

Market risk includes currency and price risk.

The Company’s operations in foreign countries are subject to currency fluctuations and such fluctuations may materially affect the Company’s financial position and results. The Company reports its financial results in United States dollars and incurs expenses in European euros, CFA francs, Namibian dollars, South African rand, Philippine pesos, United States dollars, Canadian dollars and Colombian pesos. As these exchange rates fluctuate against the United States dollar, the Company will experience foreign exchange gains and losses.

The Company also holds cash and cash equivalents that are denominated in non-United States dollar currencies which are subject to currency risk. As at December 31, 2019, $85 million of the Company’s $141 million in cash and cash equivalents was held in United States dollars. A 10% movement in foreign exchange rates versus the United States dollar would result in approximately a $6 million change in the Company’s cash position.

The Company maintains a portfolio of fuel derivatives and LIBOR denominated interest rate swaps that are marked to market through the statement of operations. A 10% change in the forward price of fuel would result in a $3 million change in the value of the fuel derivative portfolio. A 10% change in interest rates would result in an insignificant change in the value of the Company's interest rate swaps.